Prepayments and Oher Receivables, Net - Schedule of Prepayments and Other Receivables, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Prepaid Expense And Other Assets [Abstract]
Deposits	¥ 26,880		¥ 17,557
Customer deposits	232,500		121,419
Account receivables	17,228		12,336
Advance to suppliers (2)	297,383		33,058
VAT recoverables	75,885		50,239
Others	65,924		27,661
Cash advanced to staff	33,992		6,014
Deferred cost (3)	91,245
Less: allowance for credit losses	(935)			¥ (390)	¥ (669)
Total	¥ 840,102	$ 131,830	¥ 268,284